LIBERTY STRATEGIC INCOME FUND

                             CLASS A, B AND C SHARES
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001


The Fund's Prospectus is amended as follows:

1. The Annual Fund Operating Expenses table and the Example Expenses table under the section YOUR EXPENSES are revised in their entirety as follows:

Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                   Class A      Class B      Class C
Management fee (%)                                   0.62         0.62        0.62
------------------------------------------------ ------------- ----------- ------------
------------------------------------------------ ------------- ----------- ------------
Distribution and service (12b-1) fees (5) (%)        0.24         0.99        0.99(6)
------------------------------------------------ ------------- ----------- ------------
------------------------------------------------ ------------- ----------- ------------
Other expenses (%)                                   0.31         0.31        0.31
------------------------------------------------ ------------- ----------- ------------
Total annual fund operating expenses (%)             1.17         1.92        1.92(6)

Example Expenses (your actual costs may be higher or lower)

Class                                1 Year       3 Years      5 Years     10 Years
Class A                               $589         $829        $1,088       $1,828
---------------------------------- ------------ ------------ ------------ ------------
Class B:                              $195         $603        $1,037       $2,048
   did not sell your shares
   sold all your shares at the
   end of the period                  $695         $903        $1,237       $2,048
---------------------------------- ------------ ------------ ------------ ------------
Class C:                              $195         $603        $1,037       $2,243
   did not sell your shares
   sold all your shares at the
   end of the period                  $295         $603        $1,037       $2,243



[CALLOUT BOX]

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 -  $10,000 initial investment

 -  5% total return for each year

 -  Fund operating expenses remain
     the same

 -  Assumes reinvestment of all dividends and distributions

 -  Assumes Class B shares convert to Class A shares after eight years

[END CALLOUT BOX]


(5) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all share classes that is a blend between the 0.15% and 0.25% rates.

(6) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.84% and the total annual fund operating expenses for Class C shares would be 1.77%. This arrangement may be modified or terminated by the distributor at any time.

2. The caption DISTRIBUTION AND SERVICE FEES is revised in its entirety as follows:


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to January 1, 1993 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended December 31, 2000, the service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.






716-36/112G-0501                                                October 8, 2001

                          LIBERTY STRATEGIC INCOME FUND

                                 CLASS J SHARES
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001


The Fund's Prospectus is amended as follows:

1. The Annual Fund Operating Expenses table under the section YOUR EXPENSES are revised in its entirety as follows:

Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                    Class J
Management fee (%)                                   0.62
------------------------------------------------ -------------
------------------------------------------------ -------------
Distribution and service (12b-1) fees (4) (%)        0.59
------------------------------------------------ -------------
------------------------------------------------ -------------
Other expenses (%)                                   0.31
------------------------------------------------ -------------
Total annual fund operating expenses (%)             1.52


(4) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all share classes that is a blend between the 0.15% and 0.25% rates.

2. The caption DISTRIBUTION AND SERVICE FEES is revised in its entirety as follows:

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class J shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to January 1, 1993 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended December 31, 2000, the service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.35% for Class J shares. Distribution and service fees are paid out of the assets of this class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.





                                                                 October 8, 2001